UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2022

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2222 West 14th Street

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	LLNW	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Limelight Networks, Inc., a Delaware corporation (“Limelight”), held its annual meeting of stockholders (the “Annual Meeting”). As previously disclosed, Limelight entered into a Stock Purchase Agreement, dated as of March 6, 2022 (the “Purchase Agreement”), with College Parent, L.P., a Delaware limited partnership (together with its wholly-owned subsidiaries other than Edgecast, Inc., “College Parent”), pursuant to which Limelight will acquire all of the outstanding shares of common stock of Edgecast, Inc., a California corporation and an indirect, wholly-owned subsidiary of College Parent (“Edgecast”), and certain Edgecast-related businesses and assets as specified in the Purchase Agreement (the “Transaction”).

At the Annual Meeting, the Company’s stockholders voted on the proposals listed below. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 4, 2022. The final results of voting on each of the items submitted to a vote of the stockholders at the Annual Meeting are set forth below.

Proposal 1: Approval of the Issuance of Limelight Common Stock under the Purchase Agreement

Limelight’s stockholders approved the proposal to issue shares of Limelight Common Stock to either College Parent, the ultimate parent company of Edgecast, or a designated subsidiary of College Parent under the Purchase Agreement. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,384,166	994,765	153,207	31,112,102

Proposal 2: Election of Class III Directors

Limelight’s stockholders elected Jeffrey T. Fisher, David C. Peterschmidt and Bob Lyons as Class III directors. The results of such vote were as follows:

Candidate	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey T. Fisher	41,253,303	30,717,249	561,586	31,112,102
David C. Peterschmidt	54,906,693	17,164,588	460,857	31,112,102
Bob Lyons	68,143,283	2,924,071	1,464,784	31,112,102

Proposal 3: Ratification of Independent Registered Public Accounting Firm

Limelight’s stockholders ratified the selection of Ernst & Young LLP as Limelight’s independent registered public accounting firm. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,502,232	673,012	468,996	0

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “anticipates,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “target,” “goal,” “budget,” “should,” “continue,” “could,” “forecast,” “may,” “might,” “potential,” “strategy,” “will,” “would,” and similar words. Forward-looking statements are based on Limelight’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Limelight’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) failing to obtain approval of Limelight’s stockholder of the Transaction; (ii) delay in closing the Transaction or the possibility of non-consummation of the Transaction; (iii) the occurrence of any event that could give rise to termination of the Purchase Agreement; (iv) the risk that litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; (v) risks related to the disruption of the Transaction to Limelight and its management; (vi) the effect of the announcement of the Transaction on the ability of Limelight to retain and hire key personnel and maintain relationships with customers, suppliers, third-party distributors and other third parties; (vii) successfully integrating Limelight and Edgecast’s businesses, and avoiding problems which may result in us not operating as effectively and efficiently as expected following the completion of the Transaction; (viii) the incurrence of significant costs, expenses and fees for professional services and other Transaction costs associated with the Transaction; (ix) the risk that certain Limelight directors and executive officers may have interests in the Transaction different from the interests of Limelight stockholders; (x) the effect and timing of changes in laws or in governmental regulations; (xi) the cost and availability of capital and any restrictions imposed by lenders or creditors; (xii) the possibility that the expected benefits of the Transaction will not be realized within the expected time frame or at all; (xiii) prevailing economic, market and business conditions; (xiv) changes in the industry in which Limelight and Edgecast operate; (xv) conditions beyond Limelight or Edgecast’s control, such as disaster, pandemics, epidemics, acts of war or terrorism, the weather and other natural phenomena, including the economic, operational and other effects of severe weather or climate events, such as tornadoes, hurricanes, volcanos, ice, sleet, or snowstorms; (xvi) the failure to renew, or the revocation of, any license or other required permits; (xvii) unexpected charges or unexpected liabilities arising from a change in accounting policies, or the effects of acquisition accounting varying from the Limelight or Edgecast’s expectations; (xviii) the risk that our and our subsidiaries’ credit ratings following the completion of the Transaction may be different from what we expect, which may increase borrowing costs and/or make it more difficult for us to pay or refinance our and our subsidiaries’ debts and require us to borrow or divert cash flow from operations in order to service debt payments; (xix) fluctuations in interest rates; (xx) variations between the stated assumptions on which forward-looking statements are based and our and Edgecast’s actual experience, including the recent Edgecast customer loss; and (xxi) general worldwide economic conditions and related uncertainties. As a result of such risks, uncertainties and factors, Limelight’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Limelight is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2022	Limelight Networks, Inc.

	By:	/s/ Michael DiSanto
Michael DiSanto
Chief Administrative and Legal Officer & Secretary